                                                                    EXHIBIT 23.2

                       CONSENT OF FISH & RICHARDSON P.C.

      We hereby consent to the reference to our name under the caption "Experts" in the Prospectus included in the Registration Statement on Form S-3
(Registration No. 333-    ) of Thoratec Laboratories Corporation.


Dated March 16, 2000

                                          /s/ FISH & RICHARDSON
                                          -------------------------------------
                                          Fish & Richardson P.C.